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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K



                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)  November 4, 1994



                        NAVISTAR FINANCIAL CORPORATION
            (Exact name of Registrant as specified in its charter)



                                   Delaware
                (State or other jurisdiction of incorporation)


        1-4146-1                                    36-2472404
(Commission File Number)                (I.R.S. Employer Identification No.)


2850 West Golf Road Rolling Meadows, Illinois                      60008
   (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number including area code 708-734-4275
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                                                                       FORM 8-K



                   INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS.

         On November 4, 1994, the Registrant amended and restated its existing $727 million bank revolving credit facility, extending the maturity date to October 31, 1998 and expanding the commitment to $900 million. In addition, the purchasers' commitments under the $600 million retail notes purchase facility agreement were terminated and the Registrant established a $300 million asset-backed commercial paper program supported by a bank liquidity facility with a maturity date of October 31, 1998. Consistent with the previous revolving credit agreement, the amended and restated credit agreement grants security interests in substantially all of the Registrant's assets to the Registrant's debtholders.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:

             See attached Exhibit Index.

                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             NAVISTAR FINANCIAL CORPORATION
                                                       (Registrant)



Date  December 22, 1994                  By: /s/ PHYLLIS E. COCHRAN
                                                 ---------------------------
                                                 Phyllis E. Cochran
                                                 Vice President & Controller


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                                                                        FORM 8-K

                                EXHIBIT INDEX

Exhibit No.              Description
- -----------              ------------

    4.1 Amended and Restated Credit Agreement dated as of November 4, 1994 among the Registrant, certain banks, certain Co-Arranger banks, and Morgan Guaranty Trust Company of New York, as Administrative Agent.

    4.2 Liquidity Agreement dated as of November 7, 1994 among NFC Asset Trust, as Borrower, Chemical Bank, Bank of America Illinois, The Bank of Nova Scotia, Morgan Guaranty Trust Company of New York, as Co-Arrangers, and Chemical Bank, as Administrative Agent.

    4.3                  Appendix A to Liquidity Agreement at Exhibit 4.2.

    4.4 Collateral Trust Agreement dated as of November 7, 1994 between NFC Asset Trust and Bankers Trust Company, as Trustee.

    4.5 Administration Agreement dated as of November 7, 1994 between NFC Asset Trust and the Registrant, as Administrator.

    4.6 Trust Agreement dated as of November 7, 1994 between Truck Retail Instalment Paper Corp., as Depositor, and Chemical Bank Delaware, as Owner Trustee.

    4.7 Servicing Agreement dated as of November 7, 1994 between the Registrant, as Servicer, and Truck Retail Instalment Paper Corp.

    4.8 Servicing Agreement dated as of November 7, 1994 between the Registrant, as Servicer, and NFC Asset Trust.

    4.9 Receivables Purchase Agreement dated as of November 7, 1994 between Truck Retail Instalment Paper Corp., as Seller, and NFC Asset Trust, as Purchaser.

    4.10 Retail Receivables Purchase Agreement dated as of November 7, 1994 between Truck Retail Instalment Paper Corp. and the Registrant.

    4.11 Lease Receivables Purchase Agreement dated as of November 7, 1994 between Truck Retail Instalment Paper Corp. and Navistar Leasing Corporation.






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